UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2022 (May 6, 2022)

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue
New York,	New York	10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.500% Notes due 2026	CL26	New York Stock Exchange
0.300% Notes due 2029	CL29	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)    The Company’s Annual Meeting of Stockholders was held on May 6, 2022. The matters voted on and the results of the vote were as follows.

(b)    The Company’s stockholders voted on the matters set forth below.

1.John P. Bilbrey, John T. Cahill, Lisa M. Edwards, C. Martin Harris, Martina Hund-Mejean, Kimberly A. Nelson, Lorrie M. Norrington, Michael B. Polk, Stephen I. Sadove, and Noel R. Wallace were elected directors of the Company. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
John P. Bilbrey	633,073,665	12,267,820	1,554,370	72,467,655
John T. Cahill	597,167,587	48,038,483	1,689,785	72,467,655
Lisa M. Edwards	637,502,167	8,085,628	1,308,060	72,467,655
C. Martin Harris	631,060,165	14,303,053	1,532,637	72,467,655
Martina Hund-Mejean	637,956,800	7,382,402	1,556,653	72,467,655
Kimberly A. Nelson	636,198,748	9,208,930	1,488,177	72,467,655
Lorrie M. Norrington	628,088,554	16,575,977	2,231,324	72,467,655
Michael B. Polk	629,917,425	15,505,964	1,472,466	72,467,655
Stephen I. Sadove	595,272,231	50,092,820	1,530,804	72,467,655
Noel R. Wallace	579,242,008	66,143,106	1,510,741	72,467,655

2.The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
685,079,393	32,752,186	1,531,931	0

3.A non-binding advisory vote on the Company’s executive compensation was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
587,617,694	56,019,521	3,258,640	72,467,655

4.A stockholder proposal regarding shareholder ratification of termination pay was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
279,952,146	363,858,296	3,085,413	72,467,655

5.A stockholder proposal regarding charitable donation disclosure was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,326,504	612,438,483	4,130,868	72,467,655

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: May 11, 2022	By: /s/ Jennifer M. Daniels
Name: Jennifer M. Daniels
Title: Chief Legal Officer and Secretary
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